UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2016

MACATAWA BANK CORPORATION
 (Exact name of registrant as specified in its charter)

Michigan	000-25927	38-3391345
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10753 Macatawa Drive, Holland, Michigan	49424
(Address of principal executive offices)	(Zip Code)

(616) 820-1444
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
 (Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.

On January 28, 2016, Macatawa Bank Corporation issued the press release furnished with this report as Exhibit 99.1, which is here incorporated by reference. This report and the exhibit are furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated January 28, 2016. This exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2016	MACATAWA BANK CORPORATION

	By	/s/ Jon W. Swets
Jon W. Swets
Chief Financial Officer